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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Members
Costilla Energy, L.L.C.

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          ELMS, FARIS & CO., P.C.

Midland, Texas

October 3, 1996